Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Southern Auto Finance Company, LLC (the “Company”)

Capital One Securities, Inc.

Deutsche Bank Securities Inc.

(together, the “Specified Parties”)

Re:	SAFCO Auto Receivables Trust 2025-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Term Deal Eligible 02.28 Data Tape First Payment Date.xlsx” provided by the Company on March 21, 2025, containing information on 9,000 underlying automotive loan agreements (the “Loans”) as of February 28, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by SAFCO Auto Receivables Trust 2025-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and number of days were within $1.00, 0.1%, and 30 days, respectively.

•	The term “Cutoff Date” means February 28, 2025.

•

The term “Source Documents” means the following information provided by the Company for each of the Selected Loans (defined below): (i) sales contract, (ii) credit report, and (iii) Company’s servicing system screenshots listed in an electronic data file entitled “2025-1 Upsize Tape.xlsx” received on March 14, 2025 (the “Servicing System Screenshots”). The Source Documents were represented by the Company to be copies of the original documents or electronic records contained within the Company’s servicing system.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the “Source Documents/Instructions” column of Exhibit B.

•	The term “Provided Information” means the Cutoff Date, Source Documents, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 125 Loans from the Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.

For each Selected Loan, we compared or recomputed the specified attributes in the Data File listed in Exhibit B to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

2

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California

April 14, 2025

3

Exhibit A – The Selected Loans

Selected Loan #	Contract Id	Selected Loan #	Contract Id	Selected Loan #	Contract Id
1	20251179	31	20251239	61	20251649
2	20251664	32	20251341	62	20251932
3	20251173	33	20251310	63	20251800
4	20251557	34	20251260	64	20251722
5	20251443	35	20251519	65	20251930
6	20251546	36	20251807	66	20251595
7	20251953	37	20251347	67	20251550
8	20251522	38	20251276	68	20251149
9	20251955	39	20251521	69	20251946
10	20251655	40	20251508	70	20251302
11	20251736	41	20251750	71	20251853
12	20251177	42	20251360	72	20251896
13	20251355	43	20251140	73	20251469
14	20251837	44	20251937	74	20251509
15	20251329	45	20251619	75	20251456
16	20251946	46	20251507	76	20251147
17	20251816	47	20251733	77	20251180
18	20251218	48	20251010	78	20251523
19	20251909	49	20251047	79	20251642
20	20251007	50	20251268	80	20251264
21	20251976	51	20251972	81	20251483
22	20251810	52	20251992	82	20251544
23	20251248	53	20251169	83	20251204
24	20251240	54	20251771	84	20251193
25	20251231	55	20251926	85	20251900
26	20251052	56	20251920	86	20251757
27	20251067	57	20251382	87	20251137
28	20251348	58	20251971	88	20251921
29	20251328	59	20251439	89	20251016
30	20251256	60	20251520	90	20251317

A-1

Selected Loan #	Contract Id	Selected Loan #	Contract Id
91	20251159	121	20251869
92	20251334	122	20251243
93	20251338	123	20251201
94	20251058	124	20251621
95	20251548	125	20251732
96	20251338
97	20251651
98	20251637
99	20251962
100	20251183
101	20251154
102	20251162
103	20251521
104	20251334
105	20251995
106	20251610
107	20251829
108	20251276
109	20251394
110	20251047
111	20251911
112	20251726
113	20251685
114	20251966
115	20251217
116	20251791
117	20251508
118	20251455
119	20251877
120	20251952

A-2

Exhibit B

#	Attribute (Name in Data File)	Source Documents / Instructions

1	Contract ID	Unique identifier for information purposes only.

2	VIN	Sales contract

3	Amount Financed	Sales contract

4	Current Scheduled Payment	Sales contract, Servicing System Screenshot

5	Original Term	Sales contract, Servicing System Screenshot

6	Original Interest Rate	Sales contract

7	Origination Date	Sales contract

8	First Payment Date	Sales contract, Servicing System Screenshot

9	Original Maturity Date	Recompute as the sum of (A) the First Payment Date and (B) Original Term

10	FICO	Credit report, Servicing System Screenshot

11	Borrower Mailing State	Sales contract, Servicing System Screenshot

12	Vehicle Make	Sales contract, Servicing System Screenshot

13	Vehicle Model	Sales contract, Servicing System Screenshot

14	Vehicle Year	Sales contract

15	Remaining Term	Recompute as the sum of (A) the number of months between the Original Maturity Date and the Cutoff Date and (B) Deferments (in months) from the Data File

B-1